Fourth Quarter and Full Year 2012 Earnings Call and Webcast February 14, 2013 Exhibit 99.2

This presentation includes forward-looking statements within the meaning of Section 27A of the Securities
Act of 1933, (the “Exchange Act”), as amended, and Section 21E of the Securities Exchange Act of 1934, as
amended, with respect to our financial condition, results of operations and business and our expectations or beliefs concerning future events. Such forward-looking statements include the discussions of our business strategies, estimates of future global steel production, trends toward outsourcing and other market metrics and our expectations concerning future operations, margins, profitability, liquidity and capital resources, among others. Although we believe that such forward-looking statements are reasonable, there can be no assurance that any forward-looking statements will prove to be correct. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements.
Certain areas of this presentation depict Revenue After Raw Materials Costs, EBITDA and Discretionary Cash
Flow, which are non-GAAP financial measures. Revenue After Raw Materials Costs, EBITDA and
Discretionary Cash Flow are not and should not be considered alternatives to revenues or net income or any other financial measure under U.S. GAAP. We reconcile these measurements to GAAP in our quarterly and annual reports on forms 10-Q and 10-K, filed with the S.E.C. pursuant to the Exchange Act.  Our calculation of
Revenue After Raw Materials Costs, EBITDA and Discretionary Cash Flow may differ from methods used by other companies.
When we use the term “North America” in this presentation, we are referring to the United States and
Canada; when we use the term
“International,”
we are referring to countries other than the United States and
Canada; when we use the term “Latin
America,”
we are referring to Mexico, Central America, South America
and the Caribbean, including Trinidad & Tobago.
Safe harbor provision

FOURTH QUARTER

7.5%

10.4%

FULL YEAR

10.4%

8.4%

REVENUE AFTER RAW MATERIALS COSTS ($MM)
ADJUSTED EBITDA ($MM)
Fourth quarter and full year 2012 results
REVENUE AFTER RAW MATERIALS COSTS ($MM)
ADJUSTED EBITDA ($MM)
2
2011
2012
$549.5
$606.7
$400
$450
$500
$550
$600
$650
$700
2011 2012
$134.0
$145.3
$60
$80
$100
$120
$140
$160
$180
$200
2011 2012
$137.9
$148.3
$80
$100
$120
$140
$160
$180
$200
2011
2012
$31.7
$35.0
$20
$25
$30
$35
$40
$45
$50
2011 2012

TMS International
We Create Value

FOURTH QUARTER

CAPACITY UTILIZATION (%)

CAPACITY UTILIZATION (%)

FULL YEAR

CAPACITY UTILIZATION (%)

CAPACITY UTILIZATION (%)

Operating environment summary
2012 2011
TMS CUSTOMERS BY REGION
TMS CUSTOMERS BY REGION
3
70.3 70.8
66.7
78.9
67.1
70.4
63.8
84.0
0
20
40
60
80
100
TMS Global North America Europe Latin America
73.5 73.4
72.1
81.8
73.2
75.2
71.1
82.5
0
20
40
60
80
100
TMS Global North America Europe Latin America
75.7
74.8
0
20
40
60
80
100
U.S. Industry
74.4
71.7
0
20
40
60
80
100
U.S. Industry

2012 2013 YTD
# of MSG contract wins 17 3
Cross-sells 15 2
International 7 2
Growth capital commitment $37MM $50-55MM
Additional revenue backlog $308MM $266MM
New countries penetrated South Africa Poland
Malaysia
MSG operational highlights

Continued success winning contracts in targeted regions

FOURTH QUARTER

MM TONS

MM TONS

10.0%

FULL YEAR

MM TONS

MM TONS

6.8%

RMOG operational highlights
VOLUME BY CHANNEL
3.3
NORTH AMERICA INTERNATIONAL
AGENCY NON-AGENCY
VOLUME BY GEOGRAPHY
3.2
3.3
3.2
13.4 13.4 13.4 13.4
REVENUE AFTER RAW
MATERIALS COSTS ($MM)
10% revenue growth despite flat volumes
$0
$5
$10
$15
$20
$25
2011 2012
$16.2
$17.8
$67.2
$71.8
$0
$25
$50
$75
$100
2011 2012
8.5
8.4
4.9 5.0
0
4
8
12
16
2011 2012
2.0 2.0
1.3
1.2
0
1
2
3
4
2011 2012
2.8 2.8
0.5
0.4
0
1
2
3
4
2011 2012
11.0
11.6
2.4
1.8
0
4
8
12
16
2011 2012

Fourth Quarter
($MM)
Full Year
($MM)
2012 2011
%
Change 2012 2011
%
Change
Revenue after raw
materials costs
$148.3 $137.9 +7.5% $606.7 $549.5 +10.4%
Adjusted EBITDA
$35.0 $31.7 +10.4%  $145.3 $134.0 +8.4%
Discretionary
cashflow
(1)
$20.6 $18.4 +12.0% $102.6 $92.1 +11.3%
Growth capital
$11.6 $18.1 $68.1 $41.4
Leverage ratio 2.0x 2.1x 2.0x 2.1x
(1)   Adjusted EBITDA less Maintenance Capital Expenditures.
Fourth quarter and full year financial highlights

Continued global expansion drives year-over-year growth

Concluding remarks

Investment highlights
Market-leading global industrial services provider
Significant growth profile
Long-term contracted revenue and variable cost structure
Experienced and proven management team
Superior financial strength and liquidity
Strong cash flow generation drives earnings growth
Factors driving growth
Global steel production growing
Increased demand for outsourcing globally
Increased global market share
2013 Adjusted EBITDA guidance of $152 - $160 MM

TMS International
We Create Value®

TMSInternationalCorp.com